SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported:) September 15, 2003


                               Chevy Chase Bank
            _____________________________________________________
             (Exact name of registrant as specified in charter)



       United States           333-1682            52-0897004
 _________________________ ________________    _________________
State or other jurisdiction   (Commission        (I.R.S. Employer
of incorporation or organ-     File No.)      Identification No.
ization

    C/O CHEVY CHASE BANK, F.S.B
    7501 Wisconsin Avenue
    Bethesda, Maryland                                 20814
______________________________________             _____________
Address of principal executive offices               Zip Code


Registrant's telephone number, including area code(301)-986-7000
                                                   _____________
                           Not Applicable
 ________________________________________________________________
 (Former name, former address, and former fiscal year, if changed since last report)





 Item 5.  Other Events
           None

  Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

  Exhibit 99.1  Monthly Report to Certificateholders dated
                September 15, 2003.


                                   Signatures

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Home Loan Trust by the undersigned thereunto duly authorized.


                    Chevy Chase Home Loan Trust 1997-1


                                         Mark A. Holles
    Dated:   September 15, 2003   By:________________________________

                                         Mark A. Holles
                                         Vice President